UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): November 9, 2004

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)

                           Delaware 1-1200 13-3696015
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                       1138 Budapest, Vaci ut 141. Hungary
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: +36-1-8897000

       Registrant's telephone number, including area code: (604) 685-8355

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5      Corporate Governance and Management

Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

On November 9, 2004, the Board of Directors voted to appoint Gabor Ormosy as a director of Euroweb International Corp. (the "Company"). There are no understandings or arrangements between Mr. Ormosy and any other person pursuant to which Mr. Ormosy was selected as a director. Mr. Ormosy presently does not serve on any Company committee. Mr. Ormosy may be appointed to serve as a member of a committee although there are no current plans to appoint Mr. Ormosy to a committee as of the date hereof. Mr. Ormosy does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, Mr. Ormosy has never entered into a transaction, nor is there any proposed transaction, between Mr. Ormosy and the Company.

Prior to the Company's acquisition of Elender Business Communications Services Ltd. ("Elender"), Mr. Ormosy served as the Chief Financial Officer of Elender from 2002 to 2004 where he was responsible for strategic planning, controlling, treasury, accounting, administration, business development and investor relationships. From 2000 to 2002, Mr. Ormosy served as the Chief Financial Officer for Webigen Rt., which was a web developer and marketing company before merging into Elender. Prior to joining Webigen Rt., Mr. Ormosy served in the corporate finance department of CA IB Securities Ltd., Budapest where he was responsible as project manager for deal execution and valuations in mergers & acquisitions and capital market deals. Since 2002, Mr. Ormosy has also served as the President of the Board of Directors of Wallizing Rt and as a member of the Board of Directors of Index Rt.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        EUROWEB INTERNATIONAL CORPORATION


                                         By:/s/ CSABA TORO
                                            ------------------
                                         Name:  Csaba Toro
                                         Title: Chief Executive Officer

Date:       November 15, 2004
            Budapest, Hungary